UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

PRA Health Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36732	46-3640387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4130 ParkLake Avenue

Suite 400

Raleigh, NC 27612

(919) 786-8200

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 2, 2016, PRA Health Sciences, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholders named therein (the “Selling Stockholders”), and Credit Suisse Securities (USA) LLC (the “Underwriter”), relating to an underwritten offering (the “Offering”) of 5,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-209883), filed on March 2, 2016, as supplemented by the prospectus supplement dated March 2, 2016. All of the Shares are being sold by the Selling Stockholders. Pursuant to the Underwriting Agreement, the Underwriter purchased the Shares at a price of $42.26 per share in a transaction that was completed on March 8, 2016.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Date: March 8, 2016
	By:	/s/ Timothy McClain
	Name:	Timothy McClain
	Title:	Vice President of Legal Affairs and Assistant Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of March 2, 2016, among PRA Health Sciences, Inc., the Selling Stockholders named therein and Credit Suisse Securities (USA) LLC, as Underwriter

5.1	Opinion of Simpson Thacher & Bartlett LLP